UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2025

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33026	22-3447504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Commvault Way
Tinton Falls, New Jersey 07724
(Address of principal executive offices) (Zip Code)

(732) 870-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CVLT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On September 2, 2025, Commvault Systems, Inc. (the “Company”) issued a press release announcing that the Company plans to commence, subject to market conditions and other factors, a private offering (the “Offering”) of $750 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and is incorporated herein by reference.

The information included in this Current Report is neither an offer to sell nor a solicitation of an offer to buy any securities.

Forward-Looking Statements

This Current Report contains statements, including statements regarding the Notes offering, which are subject to risks and uncertainties that are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended; and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by Commvault’s use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “project,” “intend,” “could,” “feel” or similar expressions. In particular, forward-looking statements in this Current Report include, but are not limited to, statements regarding the timing, size and completion of the proposed Notes offering, the intended use of proceeds, including the concurrent share repurchase and capped call transactions, the terms of the Notes being offered, the effects of the share repurchases and the anticipated terms of, and the effects of entering into, the capped call transactions and the actions of the option counterparties and their respective affiliates. You should be aware that these statements and any other forward-looking statements in this Current Report reflect only Commvault’s expectations and are not guarantees of performance or any particular outcome. These statements involve risks, uncertainties and assumptions. Many of these risks, uncertainties and assumptions are beyond Commvault’s control and may cause actual results and performance to differ materially from its expectations. Important factors that could cause Commvault’s actual results to be materially different from its expectations include the risks and uncertainties set forth under the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of its Annual Report on Form 10-K for the fiscal year ending March 31, 2025 as filed with the SEC on May 5, 2025, and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 as filed with the SEC on July 30, 2025. Accordingly, you should not place undue reliance on the forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date on which the statements were made. Commvault undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits:

Exhibit No.	Description
99.1	Press Release dated September 2, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	September 2, 2025	/s/ Jennifer DiRico
Name: Jennifer DiRico Title: Chief Financial Officer

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